SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2004

Xcel Energy Inc.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

1-3034	41-0448030

(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall, Mpls, MN	55402

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 612-330-5500

(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
Consent of Deloitte & Touche LLP
Consent of PricewaterhouseCoopers LLP
Excerpts from 2003 Annual Report

Item 5. Other Events

Attached as Exhibit 99.01 are the audited financial statements of Xcel Energy Inc. and its subsidiaries for the year ended Dec. 31, 2003 and the management’s discussion and analysis.

Item 7. Financial Statements and Exhibits

Exhibit No.	Description
23.01	Consent of Independent Auditors – Deloitte & Touche LLP
23.02	Consent of Independent Accountants – PricewaterhouseCoopers LLP
99.01	Excerpts from Xcel Energy Inc. 2003 Annual Report to Shareholders:
Management’s Discussion and Analysis
Consolidated Statements of Operations
Consolidated Balance Sheets
Consolidated Statements of Cash Flows
Consolidated Statements of Stockholders’ Equity and Comprehensive Income
Consolidated Statements of Capitalization
Notes to Consolidated Financial Statements
Report of Independent Auditors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xcel Energy Inc. (a Minnesota Corporation)
/s/BENJAMIN G.S. FOWKE III
Benjamin G.S. Fowke III
Vice President, Chief Financial Officer and Treasurer

March 1, 2004